THIRD AMENDMENT TO REVOLVING CREDIT NOTE

THIS THIRD AMENDMENT TO LOAN AGREEMENT (the "Third Amendment"), is made and entered into as of this 31st day of January, 1998, by and between (a) UNIQUEST COMMUNICATIONS, INC., a Utah corporation with principal office and place of business in Midvale, Utah ("Borrower") and (b) AGENT FINANCIAL SERVICES, LLC, a Kentucky limited liability company with an office and place of business in Louisville, Kentucky (the "Lender").

                              PRELIMINARY STATEMENT

A. Pursuant to that certain Loan Agreement dated as of September 18, 1995, between the Borrower and the Lender, the Lender has established a line of credit in the principal amount of Three Hundred Thousand Dollars ($300,000.00) in favor of the Borrower (the "Line of Credit"). The Loan Agreement and other Borrower Documents were originally between the Borrower and UniDial Incorporated. The Lender acquired the Loan from UniDial Incorporated on January 1, 1997.

B. The obligation of the Borrower to repay the outstanding principal balance of the Line of Credit, together with accrued interest thereon is evidenced by that certain Revolving Credit Note dated September 18, 1995, made by the Borrower, payable to the order of the Lender, and in the face principal amount of Three Hundred Thousand Dollars ($300,000.00), as amended pursuant to that certain First Amendment to Revolving Credit Note dated March 1, 1997 between the Borrower and the Lender (the "First Amendment") (collectively, the "Note").

C.       The current maturity date of the Note is January 31, 1998.

D. The Borrower has now requested that the Lender extend the Note maturity date from January 31, 1999 to January 31, 2000, which the Lender is willing to do upon the condition, among others, that the Borrower execute and deliver this Third Amendment in favor of the Lender.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth in the Loan Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

              1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement or Note, as applicable.

              2. The Lender hereby extends the due date of the Note from January 31, 1999 to January 31, 2000.

              3. The Borrower and the Lender hereby agree to decrease the face principal amount of the Line of Credit and the face principal amount of the Promissory Note from Three Hundred Thousand Dollars ($300,000.00) to One Hundred Eighty Five Thousand Dollars ($185,000.00) effective as of the date hereof.

              4. The Borrower and the Lender hereby agree to increase the annual interest rate from the Prime Rate plus two percent (2%) to the Prime Rate plus three percent (3%).

              5. In consideration of the extension of the due date of the Note from January 31, 1999 to January 31, 2000, the Borrower covenants and agrees to pay the Lender a commitment fee in the amount of One Thousand Eight Hundred Fifty and 00/100 Dollars ($1850.00) which equals one percent (1%) of the outstanding balance of the Note. The commitment fee will be paid in two equal installments of Nine Hundred Twenty Five Dollars ($925.00), the first due on or before February 28, 1999 and the second due on or before March 31, 1999.

              6. Except to the extent amended or modified hereby, the Borrower hereby reaffirms all its representations, warranties and covenants set forth in the Revolving Credit Note including, without limitation, the grant of the liens on and security interests in the assets of the Borrower pursuant to the Borrower Documents to secure the payment of the entire unpaid

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                   principal  balance of and all accrued and unpaid  interest on the Note,  and any note  delivered  in renewal,  replacement,
                   substitution,   extension  or  novation   thereof,   and  any
                   amendments thereto.

              7. This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of the same shall constitute one and the same instrument.

              8. No change, modification, addition or termination of this Third Amendment or of any of the other documents referred to herein shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

              9. Nothing in this Third Amendment to Revolving Credit Note is intended to be a novation or cancellation of that original Revolving Credit Note dated September 18, 1995.

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Second Amendment to Revolving Credit Note to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                       UNIQUEST COMMUNICATIONS, INC.

                                       By:  /s/  Thomas E. Aliprandi
                                            ------------------------------------
                                            Thomas E. Aliprandi, President

                                       By:  /s/  David E. Shepardson
                                            ------------------------------------
                                            David E. Shepardson, III,
                                            Vice President-Treasurer

                                       (the "Borrower")


                                       AGENT FINANCIAL SERVICES, LLC

                                       By:  /s/  Kenneth D. Richey
                                            ------------------------------------
                                            Kenneth D. Richey, Operating Manager

                                 (the "Lender")

         The Guarantors hereby ratify and reaffirm all of their covenants, agreements, obligations, representations and warranties set forth in the Guaranty Agreement including, without limitation, the guarantee of payment of the unpaid principal together with al interest now accrued or hereafter to accrue on the Promissory Note, and all of the other Guaranteed Obligations upon the terms and conditions set forth in the Guaranty Agreement and in this Amendment.

                                       By:  /s/  Thomas E. Aliprandi
                                            ------------------------------------
                                            Thomas E. Aliprandi, President
                                            Date:    2/23/99

                                       By:  /s/  David E. Shepardson
                                            ------------------------------------
                                            David E. Shepardson, III,
                                            Vice President-Treasurer
                                            Date:    2/23/99